EXHIBIT 10.1

AMENDMENT NO. 6 AND WAIVER TO CREDIT AGREEMENT
This Amendment No. 6 and Waiver to Credit Agreement, dated as of November 1, 2013 (this "Sixth Amendment"), is entered into by CAL DIVE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.
INTRODUCTION
Reference is made to the Credit Agreement dated as of April 26, 2011 (as amended by Amendment No. 1 dated October 7, 2011, Amendment No. 2 dated July 9, 2012, Amendment No. 3 dated September 19, 2012, Amendment No. 4 dated November 2, 2012, Amendment No. 5 dated May 31, 2013, and as otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and the Administrative Agent.
The Borrower has notified the Administrative Agent that the Consolidated Fixed Charge Coverage Ratio of the Borrower may be less than 1.05 to 1.00 as at the last day of the fiscal quarter ending September 30, 2013, which would constitute an Event of Default under Section 8.01(b) of the Credit Agreement with respect to Section 7.11(a) of the Credit Agreement (the "Financial Covenant Default" and together with any Default or Event of Default that would arise solely (a) from any failure of the Borrower to give notice of the Financial Covenant Default pursuant to Section 6.03(a) of the Credit Agreement or (b) from any breach of the representation and warranty contained in Section 5.07 of the Credit Agreement that would arise solely from the existence of the Financial Covenant Default, the "Subject Default").
In connection with the foregoing, the Borrower has requested, and the Lenders and the Administrative Agent have agreed, to amend the Credit Agreement and grant certain waivers with respect to the Subject Default as set forth herein.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.   Definitions; References.  Unless otherwise defined in this Sixth Amendment, each term used in this Sixth Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.   Amendments to Credit Agreement.

(a)            Section 7.11 of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:

(a) Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio to be less than the following amounts at any time during each of the following corresponding periods:
Period	Ratio
For the fiscal quarter ending June 30, 2013	1.05 to 1.00
For the fiscal quarter ending September 30, 2013	n/a
For the fiscal quarter ending December 31, 2013, and thereafter	1.25 to 1.00

For the avoidance of doubt, the requirements of this Section 7.11(a) do not apply to the fiscal quarter ending September 30, 2013.

(b)            Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

Section 3.  Waiver.  The Lenders hereby waive the Subject Default, which waiver, in the case of the Subject Default, shall be effective as of the date of occurrence of the Subject Default.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents or a waiver of any Default or Event of Default that may have occurred or may hereafter occur (other than the Subject Default).  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 7.11(a) of the Credit Agreement, as amended above, shall constitute a Default and Event of Default.

Section 4.   Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Sixth Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Sixth Amendment and the Credit Agreement, as amended hereby, constitute legal, valid, and binding obligations of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement, as amended hereby, and in each Loan Document are true and correct in all material respects as of the date of this Sixth Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting and secure the Obligations.

Section 5.   Effect on Loan Documents.  Except as amended hereby, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Except as expressly provided in Section 3 hereof, nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any Default or Event of Default, however denominated.  The Borrower acknowledges and agrees that this Sixth Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Sixth Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Sixth Amendment may be a Default or Event of Default under the other Loan Documents.

Section 6.  Effectiveness.  This Sixth Amendment and the amendments and waivers contemplated hereby shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction of the following conditions:

(a)            the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Subsidiary Guarantor, and by the Lenders whose consent is required to effect the amendments and waivers contemplated hereby;

(b)            the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender that has delivered an executed counterpart of this Sixth Amendment to the Administrative Agent by 2:00 p.m., central time, on October 30, 2013, a work fee equal to 18.75 basis points on the amount of such executing Lender's Revolving Credit Commitment then in effect and the aggregate outstanding amount of its Term Loans, and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Sixth Amendment;

Section 7.  Reaffirmation of Subsidiary Guaranty and Security Documents.  By its signature hereto, each Subsidiary Guarantor represents and warrants that (a) such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Sixth Amendment and (b) the Liens created under the Security Documents to which such Subsidiary Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower's obligations under the Credit Agreement and the other amounts described in such Security Documents following the execution of this Sixth Amendment.

Section 8.   Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9.  Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Sixth Amendment.  This Sixth Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 10.           ENTIRE AGREEMENT.  THIS SIXTH AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow.]

EXECUTED as of the first date above written.
CAL DIVE INTERNATIONAL, INC.
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

CAL DIVE OFFSHORE CONTRACTORS, INC., a Delaware corporation
AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation
FLEET PIPELINE SERVICES, INC., a Delaware corporation
GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation
CDI RENEWABLES, LLC, a Delaware limited liability company

By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer
By:	/s/ John Schuessler
Name:	John Schuessler
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and Lender
By:	/s/ Ronald F. Bentien, Jr.
Name:	Ronald F. Bentien, Jr.
Title:	Senior Vice President

BNP PARIBAS, as Co-Syndication Agent and Lender
By:	/s/ Louis-Valentin Neaud
Name:	Louis-Valentin Neaud
Title:	Director

By:	/s/ Eric Dulcire
Name:	Eric Dulcire
Title:	Director

DNB NOR BANK ASA, as Co-Documentation Agent and Lender
By:	/s/ Anders Platou
Name:	Anders Platou
Title:	Senior Vice President

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Senior Vice President

NATIXIS, as Co-Documentation Agent and Lender
By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Peter Hart
Name:	Peter Hart
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Brian Duncan
Name:	Brian Duncan
Title:	Senior Vice President

CAPITAL ONE, N.A., as a Lender
By:	/s/ Don Backer
Name:	Don Backer
Title:	SVP

COMPASS BANK, as a Lender
By:	/s/ Claude R. Markham
Name:	Claude R. Markham
Title:	Vice President
Signature Page to Amendment No. 6 to Credit Agreement

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:  __________________________,
To:            Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of April 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined) among Cal Dive International, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the  _______________of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
[Attached hereto as Schedule 1][Filed with the Borrower's Form 10-K for the year ended ___________, 20__ and delivered in accordance with Section 6.01 of the Agreement] are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower, ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
[Attached hereto as Schedule 1][Filed with the Borrower's  Form 10-Q for the quarter ended ___________, 20__ and delivered in accordance with Section 6.01 of the Agreement] are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower, ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
The undersigned is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements with a view to determine whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and
[select one:]
[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the best knowledge of the undersigned during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
The financial covenant analyses and information set forth on Schedules 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of      __________________,_______________-_______.
CAL DIVE INTERNATIONAL, INC.
By:
Name:
Title:
Exhibit D to Credit Agreement

For the Quarter/Year ended ___________________("Statement Date")
SCHEDULE 2
to the Compliance Certificate
 ($ in 000's)
I.	Section 7.11(a) – Consolidated Fixed Charge Coverage Ratio.
	A.	Consolidated EBITDA (including 3Q & 4Q 2012
permitted severance costs) for the relevant period
		as shown on Schedule 3 hereto: (1)	$	__________

	B.	Consolidated EBITDA (excluding 3Q & 4Q 2012
permitted severance costs) for the relevant period
		as shown on Schedule 3 hereto:	$	__________

	C.	Maintenance Capital Expenditures for such period:	$	__________

	D.	Cash Taxes paid during such period:	$	__________

	E.	Aggregate principal amount of all scheduled principal
payments or redemptions or similar acquisitions for value
		of outstanding debt for borrowed money for such period:	$	__________

	F.	Scheduled interest payments for such period:	$	__________

	G.	Consolidated Fixed Charge Coverage Ratio (2)
		(Line I.A – Line I.C – Line I.D) ÷ (Line I.E + Line I.F):		____ to 1.00

Minimum Required:
		On June 30, 2013:		1.05 to 1.00

		On September 30, 2013:		None

		Thereafter:		1.25 to 1.00

	H.	Consolidated Fixed Charge Coverage Ratio (3)
		(Line I.B – Line I.C – Line I.D) ÷ (Line I.E + Line I.F):		____ to 1.00

Section 7.11(b) – Consolidated Leverage Ratio.
	A.	Consolidated Funded Indebtedness at Statement Date: (4)	$	__________

	B.	Consolidated Funded Indebtedness at Statement Date: (5)	$	__________

	C.	Consolidated EBITDA (including 3Q & 4Q 2012
permitted severance costs) for four consecutive fiscal quarters ending
		on the Statement Date as set forth on Schedule 3 hereto:	$	__________

	D.	Consolidated EBITDA (excluding 3Q & 4Q 2012
permitted severance costs) for four consecutive fiscal quarters ending
		on the Statement Date as set forth on Schedule 3 hereto:	$	__________

	E.	+/- adjustments to EBITDA for
		Acquisitions/Material Dispositions:	$	__________

F.	Consolidated Leverage Ratio (6)
	(Line II.A) ÷ (Line II.C +/- Line II.E):		____ to 1.00

Maximum permitted:
	On June 30, 2013:		5.25 to 1.00

	On September 30, 2013:		5.00 to 1.00

	Thereafter:		3.75 to 1.00

G.	Consolidated Leverage Ratio (7)
	(Line II.B) ÷ (Line II.D +/- Line II.E):		____ to 1.00

Section 7.11(d) – Collateral Coverage Sublimit.
A.	80% of the net orderly liquidation value of each
	Mortgaged Vessel (per the most recent appraisal):	$	__________

B.	80% of accounts receivable as of the A/R Determination
	Date immediately preceding the Statement Date:	$	__________

C.	Outstanding Amount of Term Loans as of Statement Date:	$	__________

D.	Outstanding Amount of Revolving Credit Loans
	as of Statement Date:	$	__________

E.	Outstanding Amount of Swing Line Loans
	as of Statement Date:	$	__________

F.	Outstanding Amount of L/C Obligations
	as of Statement Date:	$	__________

G.	Aggregate Outstanding Amount
	(Line III.D + Line III.E + Line III.F):	$	__________

Maximum Permitted
	(Line III.A + Line III.B – Line III.C):	$	__________

Section 7.12 -- Capital Expenditures.
A.	Capital Expenditures made during fiscal
	year to date (8)	$	__________

B.	Maximum permitted Capital Expenditures
	during the fiscal year ending 2011:		$65,000,000 (9)

C.	Maximum permitted Capital Expenditures
	during each fiscal year thereafter:		$50,000,000 (10)
$200,000,000 (11)
D.	Amount permitted to be carried over
	from prior year: (12)	$	__________

E.	Excess (deficit) for covenant compliance

For the fiscal year ending 2011
	(Line IV.B – IV.A):	$	__________

For each fiscal year thereafter
	(Line IV.C +Line IV.D – IV.A):	$	__________

Exhibit D to Credit Agreement

For the Quarter/Year ended ___________________("Statement Date")
SCHEDULE 3
to the Compliance Certificate
 ($ in 000's)
Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
 as set forth in the Agreement)
Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-recurring non-cash charges or losses (13)
+ non-capitalized transaction costs of Transaction
+ non-cash stock-based compensation
+ permitted severance costs (14)
+ 3Q & 4Q 2012 permitted severance costs (15)
- non-recurring non-cash items (16)
- net income from non Subsidiaries (to extent included in Consolidated Net Income)
+ cash dividends and distributions from non Subsidiaries
+/- adjustments to EBITDA for non Wholly Owned Subsidiaries
= Consolidated EBITDA (including 3Q & 4Q 2012 permitted severance costs)
= Consolidated EBITDA (excluding 3Q & 4Q 2012 permitted severance costs)

_______________________
1	For purposes of calculating the Consolidated Fixed Charge Coverage Ratio for (A) the fiscal quarter ending September 30, 2012, the relevant calculation period shall be the sixth month period ending on such date, (B) the fiscal quarter ending December 31, 2012, the relevant calculation period shall be the nine month period ending on such date, and (C) any fiscal quarter ending thereafter, the relevant calculation period shall be the twelve month period ending on such date.
2	This calculation is to be used only for purposes of calculating compliance under Section 7.11(a) of the Agreement.
3	This calculation is to be used for all purposes other than calculating compliance under Section 7.11(a) of the Agreement, including without limitation determining achievement of the Fifth Amendment Financial Covenant Compliance Date.
4	For purposes of determining "Consolidated Funded Indebtedness", the outstanding principal amount of any Qualified Convertible Indebtedness, Refinanced Qualified Convertible Indebtedness, and indebtedness incurred under Section 7.03(f) of the Agreement on such date shall be excluded from such determination.
5	For purposes of determining "Consolidated Funded Indebtedness", the outstanding principal amount of any Qualified Convertible Indebtedness and Refinanced Qualified Convertible Indebtedness on such date shall be excluded from such determination (but indebtedness incurred under Section 7.03(f) of the Agreement shall be included).
6	This calculation is to be used only for purposes of calculating compliance under Section 7.11(b) of the Agreement.
7	This calculation is to be used for all purposes other than calculating compliance under Section 7.11(b) of the Agreement, including without limitation determination of the Applicable Margin, achievement of the Fifth Amendment Financial Covenant Compliance Date, and pro forma calculations in connection with Acquisitions pursuant to Section 7.02(h) of the Agreement.
8	Line IV.A excludes all Capital Expenditures made during fiscal year to date for assets acquired, constructed, improved, enlarged, developed, re-constructed or repaired with proceeds from a Recovery Event or Asset Disposition within 365 days after the receipt of the applicable Net Cash Proceeds in accordance with the Agreement, to the extent of such proceeds. Line IV.A also excludes all Maintenance Capital Expenditures for the fiscal year ending December 31, 2011 and each fiscal year thereafter prior to the fiscal year in which the Financial Covenant Compliance Date occurs.
9	For any fiscal year prior to the fiscal year in which the Financial Covenant Compliance Date occurs and excluding Maintenance Capital Expenditures.
10	For any fiscal year prior to the fiscal year in which the Financial Covenant Compliance Date occurs and excluding Maintenance Capital Expenditures.
11	For the fiscal year in which the Financial Covenant Compliance Date occurs and each fiscal year thereafter and including Maintenance Capital Expenditures.
12	Carry-forward permitted only for fiscal years occurring after the fiscal year in which the Financial Covenant Compliance Date occurs.
13	Excluding, for any fiscal quarter ending on or after September 30, 2011, any charges or losses (whether cash or non-cash) resulting from the Disposition of any asset of the Borrower or any Subsidiary.
14	Permitted severance costs include: $400,000 for the fiscal quarter ending March 31, 2011, $600,000 for the fiscal quarter ending June 30, 2011, $2,500,000 for the fiscal quarter ending September 30, 2011 and $300,000 for the fiscal quarter ending December 31, 2011.
15	3Q & 4Q 2012 permitted severance costs are to be added back in calculating Consolidated EBITDA only for purposes of calculating compliance with Section 7.11(a) and (b) of the Agreement, and include: (1) for the fiscal quarter ending September 30, 2012, the lesser of actual severance costs for such fiscal quarter and $2,500,000, and (2) for the fiscal quarter ending December 31, 2012, the lesser of actual severance costs for such fiscal quarter and the difference of $2,500,000 minus all severance costs added back pursuant to the preceding clause (1).
16	Excluding, for any fiscal quarter ending on or after September 30, 2011, any items (whether cash or non-cash) resulting from the Disposition of any asset of the Borrower or any Subsidiary.
Exhibit D to Credit Agreement